NEW PROVIDENCE INVESTMENT TRUST


                                   WISDOM FUND

                                 CLASS B SHARES
                                 CLASS C SHARES
                              INVESTOR CLASS SHARES


                                   SUPPLEMENT
                              Dated March 16, 2001


This Supplement to the Prospectus dated September 29, 2000 for the Class B Shares, Class C Shares, and Investor Class Shares of the Wisdom Fund ("Fund"), a series of the New Providence Investment Trust, is being updated to include additional information as described below. For further information, please contact the Fund toll-free at 1-877-352-0020. You may also obtain additional copies of the Prospectus, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803, or by calling the Fund toll-free at the number above.


                           ADDITION TO THE PROSPECTUS

The following section is added to page 10 of the Prospectus:

Waived Sales Charges

Under certain conditions, Investor Class Shares of the Fund may be purchased without a sales charge. These conditions may include purchases made through or by the following:

     o Employee benefit plans having more than 25 eligible employees or a minimum of $250,000;
     o Employees of dealers that are members of the National Association of Securities Dealers, Inc. (NASD), members of their immediate families, and their employee benefit plans;
     o Certain trust companies, bank trust departments, and investment advisers that invest on behalf of their clients and charge account management fees;
     o Participants in no transaction fee programs of discount brokerages that maintain an omnibus account with the funds;
     o Individuals investing distributions from tax-deferred savings and retirement plans; or
     o Individuals purchasing shares with redemption proceeds (made within the previous 180 days) of another mutual fund where a sales charge has previously been charged (proof of the redemption date may be required).

The Adviser may also waive the sales charges for larger purchases or under certain conditions. Please contact the Adviser or the Distributor to determine eligibility for waived sales charges.



          Investors Should Retain This Supplement for Future Reference
          ------------------------------------------------------------